SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: June 7, 2002
----------------------------
(Date of earliest event reported)


                 Wachovia Commercial Mortgage Securities, Inc.
      (as depositor under the Pooling and Servicing Agreement, dated as of May 11, 2002, relating to the Wachovia Bank Commercial Mortgage Trust,
         Commercial Mortgage Pass-Through Certificates, Series 2002-C1)
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             (Exact name of registrant as specified in its charter)

      North Carolina                333-83930                 56-1643598
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)


301 South College Street, Charlotte, North Carolina           28288-0166
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     (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (704) 374-6161

ITEM 5.  OTHER EVENTS.

            On May 23, 2002, a single series of mortgage pass-through certificates, entitled Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2002-C1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as Exhibit 4.1, and dated as of May 11, 2002, among Wachovia Commercial Mortgage Securities, Inc. (formerly known as First Union Commercial Mortgage Securities, Inc.) as depositor (the "Registrant"), Wachovia Bank, National Association, as master servicer, Lennar Partners, Inc., as special servicer and Wells Fargo Bank Minnesota, N.A., as trustee. The Certificates consist of twenty-four classes (each, a "Class") of Certificates, seven of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the "Class B Certificates", the "Class C Certificates" and the "Class D Certificates" (collectively, the "Offered Certificates"); and seventeen of which Classes are designated as the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the " Class O Certificates", the "Class IO-I Certificates", the "Class IO-II Certificates", the "Class Z-I Certificates", the "Class Z-II Certificates", the "Class Z-III Certificates", the "Class R-I Certificates" and the "Class R-II Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 156 multifamily commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $950,042,448. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "Wachovia Loans") were acquired by the Registrant from Wachovia Bank, National Association ("Wachovia") pursuant to a Mortgage Loan Purchase Agreement, dated as of May 11, 2002, between the Registrant and Wachovia, certain of the Mortgage Loans (the "Greenwich Loans") were acquired by the Registrant from Greenwich Capital Financial Products Inc., ("Greenwich") pursuant to a Mortgage Loan Purchase Agreement, dated as of May 11, 2002, between the Registrant and Greenwich, certain of the Mortgage Loans (the "Nomura Loans") were acquired by the Registrant from Nomura Credit & Capital, Inc. ("Nomura") pursuant to a Mortgage Loan Purchase Agreement, dated as of May 11, 2002, between the Registrant and Nomura, and certain of the Mortgage Loans (the "Artesia Loans") were acquired by the Registrant from Artesia Mortgage Capital Corporation ("Artesia", and collectively with Wachovia, Greenwich and Nomura, the "Sellers") pursuant to a Mortgage Loan Purchase Agreement, dated as of May 11, 2002, between the Registrant and Artesia. The source of funds for payment of the purchase price for the Wachovia Loans, the Greenwich Loans, the Nomura Loans and the Artesia Loans paid by the registrant to the Sellers was derived from the sale of the Certificates by the Registrant to First Union Securities, Inc. ("First Union"), Greenwich Capital Markets, Inc. ("Greenwich Capital") and Nomura Securities International, Inc. ("Nomura Securities") pursuant to an Underwriting Agreement, dated May 14, 2002, among the Registrant, First Union, Greenwich Capital and Nomura Securities (pertaining to the Offered Certificates), and a Certificate Purchase Agreement, dated May 14, 2002, among the Registrant, First Union, Greenwich Capital and Nomura Securities (pertaining to the Class IO-I, Class IO-II, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N and Class O Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary of Wachovia. On May 23, 2002, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated May 1, 2002, and the Prospectus Supplement, dated May 14, 2002 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements - Not Applicable.

(b)  Pro Forma Financial Information - Not Applicable.

(c)  Exhibits

Item 601(a) of
Regulation S-K

Exhibit No.          Description
-----------          -----------

(1.1) Underwriting Agreement, dated May 14, 2002, among Wachovia Commercial Mortgage Securities, Inc., Wachovia Bank, National Association, First Union Securities, Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc.

(4.1) Pooling and Servicing Agreement, dated as of May 11, 2002, among Wachovia Commercial Mortgage Securities, Inc., as depositor, Wachovia Bank, National Association, as master servicer, Lennar Partners, Inc., as special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee.

(99.1) Mortgage Loan Purchase Agreement, dated as of May 11, 2002, between Wachovia Commercial Mortgage Securities, Inc. and Wachovia Bank, National Association.

(99.2) Mortgage Loan Purchase Agreement, dated as of May 11, 2002, between Wachovia Commercial Mortgage Securities, Inc. and Greenwich Capital Financial Products, Inc.

(99.3) Mortgage Loan Purchase Agreement, dated as of May 11, 2002, between Wachovia Commercial Mortgage Securities, Inc. and Nomura Credit & Capital, Inc.

(99.4) Mortgage Loan Purchase Agreement, dated as of May 11, 2002, between Wachovia Commercial Mortgage Securities, Inc. and Artesia Mortgage Capital Corporation.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.


                                   By: /s/ William J. Cohane
                                       -----------------------------------------
                                       Name:  William J. Cohane
                                       Title: Vice President

Date:  June 7, 2002

                                INDEX TO EXHIBITS
                                -----------------


                                                                 Paper (P) or
Exhibit No.         Description                                  Electronic (E)
-----------         -----------                                  --------------

(1.1)               Underwriting Agreement, dated May 14,              E
                    2002, among Wachovia Commercial Mortgage
                    Securities, Inc., Wachovia Bank,
                    National Association, First Union
                    Securities, Inc., Greenwich Capital
                    Markets, Inc. and Nomura Securities
                    International, Inc.

(4.1)               Pooling and Servicing Agreement, dated             E
                    as of May 11, 2002, among Wachovia
                    Commercial Mortgage Securities, Inc., as depositor, Wachovia Bank, National
                    Association, as master servicer, Lennar
                    Partners, Inc., as special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee.

(99.1)              Mortgage Loan Purchase Agreement, dated            E
                    as of May 11, 2002, between Wachovia
                    Commercial Mortgage Securities, Inc. and
                    Wachovia Bank, National Association.

(99.2)              Mortgage Loan Purchase Agreement, dated            E
                    as of May 11, 2002, between Wachovia
                    Commercial Mortgage Securities, Inc. and
                    Greenwich Capital Financial Products,
                    Inc.

(99.3)              Mortgage Loan Purchase Agreement, dated            E
                    as of May 11, 2002, between Wachovia
                    Commercial Mortgage Securities, Inc. and
                    Nomura Credit & Capital, Inc.

(99.4)              Mortgage Loan Purchase Agreement, dated            E
                    as of May 11, 2002, between Wachovia
                    Commercial Mortgage Securities, Inc. and
                    Artesia Mortgage Capital Corporation.